Exhibit 10.1

AMENDMENT NO. 4 TO
AMENDED AND RESTATED CREDIT AGREEMENT
AND OMNIBUS AMENDMENT TO CREDIT DOCUMENTS
This Amendment No. 4 to Amended and Restated Credit Agreement and Omnibus Amendment to Credit Documents (this “Agreement”) dated as of May 23, 2013 (the “Effective Date”) is among Forum Energy Technologies, Inc. (the “Borrower”), the Guarantors, the Lenders party hereto, the Issuing Lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent, the Issuing Lenders party thereto from time to time, the Lenders party thereto from time to time and Wells Fargo Bank, National Association, as the swing line lender, are parties to that certain Amended and Restated Credit Agreement dated as of October 4, 2011, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 27, 2012, that certain Agreement and Amendment No. 2 to Amended and Restated Credit Agreement dated as of July 27, 2012 (“Amendment No. 2”), and that certain Agreement and Amendment No. 3 to Amended and Restated Credit Agreement dated as of November 20, 2012 (as so amended, the “Credit Agreement”).
B.    The Borrower has requested that the Lenders make certain amendments to the Credit Agreement and certain other Credit Documents to address permitted investments and recent legal developments related to swap obligations, in each case, as set forth below, and the Lenders party hereto are willing to make such amendments.
C.    Furthermore, the description of the “Note Contribution” and “Intercompany Note” in Amendment No. 2 do not accurately describe the intercompany obligations that were contributed by the Borrower to the Foreign Finance Subsidiary described therein and, and therefore, the Borrower has requested that the Lenders amend Amendment No. 2 (and as a result, the Credit Agreement) and waive any non-compliance with the terms of the Credit Documents in respect of such Note Contribution and the Intercompany Note, in each case, as set forth below, and the Lenders party hereto are willing to make such amendments and grant such waiver on the terms and conditions set forth herein.
NOW, THEREFORE, the parties hereto hereby agree as follows:
Section 1.Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of, and Schedules and Exhibits to, this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.
Section 2.    Amendments to Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Acquisition”, “Non-Credit Party Obligations” and “Secured Obligations” in their entirety and replacing them with the following:
"Acquisition" means the purchase by any Restricted Entity of any business of another Person, including by way of (i) the purchase of associated assets or operations of such Person, (ii) the purchase of Equity Interests of such Person, including by way of merger or consolidation, or (iii) the purchase of all or substantially all the Equity Interests of an equity holder of such Person that Controls such Person, including by way of merger or consolidation.
“Non-Credit Party Obligations” means (a) the Banking Services Obligations owing by Restricted Entities that are not Credit Parties and (b) all obligations (other than Excluded Swap Obligations) of Restricted Entities that are not Credit Parties owing to Swap Counterparties under any Hedging Arrangements.
“Secured Obligations” means (a) the Obligations, (b) the Banking Services Obligations owing by Credit Parties, (c) all obligations (other than Excluded Swap Obligations) of any Credit Party owing to Swap Counterparties under any Hedging Arrangements, and (d) all Non-Credit Party Obligations in an aggregate amount not to exceed $30,000,000.
(b)    Section 1.1 of the Credit Agreement is hereby amended by adding each of the following definitions thereto in the appropriate alphabetical order:
“Amendment No. 4 Effective Date” means, May 23, 2013.
“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Swap Obligations” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that (a) has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
(c)    Section 5.8(a) of the Credit Agreement is hereby amended by (i) deleting the “and” after clause (ii) thereof, (ii) replacing the period at the end of clause (iii) thereof with “; and” and (iii) adding to the end thereof the following clause:
(iv)     the Borrower may designate any newly acquired or formed Subsidiary as an Unrestricted Subsidiary if (i) such Subsidiary was acquired pursuant to, or formed in connection with, a Permitted Acquisition, (ii) such designation is made immediately following or concurrently with the acquisition or formation of such Subsidiary, and (iii) within 30 days after such acquisition or formation, such Subsidiary becomes a joint venture (and is no longer a Subsidiary) as a result of the sale, transfer, conveyance, redemption, repurchase, conversion or other disposition of Equity Interests in such Subsidiary in compliance with the terms of this Agreement. For the avoidance of doubt, the conditions set forth in Section 5.8(b) shall not be required to be satisfied in connection with any designation pursuant to this clause (a)(iv).
(d)    Section 6.3 of the Credit Agreement is hereby amended by replacing clauses (c) and (n) found therein in their entirety with the following corresponding clauses:
(c)    Investments made on or prior to the Amendment No. 4 Effective Date as specified in the attached Schedule 6.3;
(n)    Investments in the form of Equity Interests, including the purchase or acquisition thereof and capital contributions in connection therewith, made by the Restricted Entities in or to Foreign Restricted Subsidiaries; provided that, (i) such Investments are made for general corporate purposes, including to fund a Permitted Acquisition, and (ii) the aggregate amount of such Investments permitted under this clause (n) shall not exceed $200,000,000 (other than as a result of appreciation);
(e)    Section 6.3 of the Credit Agreement is hereby further amended by (i) deleting the “and” after clause (n) thereof, (ii) replacing the period at the end of clause (o) thereof with “; and” and (iii) adding to the end thereof the following clause:

(p)    Investments in joint ventures (that are not Subsidiaries) in an aggregate amount not to exceed $65,000,000 (other than as a result of appreciation).
(f)    Section 6.5 of the Credit Agreement is hereby amended by (i) deleting the “and” after clause (d) thereof, (ii) replacing the period at the end of clause (e) thereof with “; and” and (iii) adding to the end thereof the following clause:
(f)     prohibitions or limitations contained in the organizational documents of any joint venture (that is not a Subsidiary) or the related joint venture or similar agreement that prohibit or restrict the granting, conveying, creation or imposition of any Lien on any Equity Interest in such joint venture.
(g)    Section 6.7(a)(iv) of the Credit Agreement is hereby amended by inserting immediately before the semicolon at the end thereof the phrase “; provided that (x) if a Credit Party is a party to such Permitted Acquisition, the surviving entity shall be a Credit Party and (y) if a Restricted Entity is a party to such Permitted Acquisition, the surviving entity shall be a Restricted Entity”.
(h)    Section 6.8(j) of the Credit Agreement is hereby amended by inserting immediately after the term “joint venture” the phrase “(that is not a Subsidiary)”.
(i)    Section 7.6 of the Credit Agreement is hereby amended by adding to the end thereof the following sentence:
Notwithstanding the foregoing, payments and collections received by the Administrative Agent from any Credit Party that is not a Qualified ECP Guarantor (and any proceeds received in respect of such Credit Party’s Collateral (as defined in the Security Agreement)) shall not be applied to Excluded Swap Obligations with respect to any Credit Party, provided, however, that the Administrative Agent shall make such adjustments as it determines are appropriate with respect to payments and collections received from the other Credit Parties (or proceeds received in respect of such other Credit Parties’ Collateral) to preserve, as nearly as possible, the allocation to Secured Obligations otherwise set forth above in this Section 7.6.
(j)    The Credit Agreement is hereby further amended by deleting Schedule 6.3 attached thereto and replacing it with Schedule 6.3 attached hereto.
Section 3.    Certain Other Agreements.
(a)    The Security Agreement is hereby amended by:
(1)    Inserting at the end of Section 2.2(a) thereof the following sentence:
Notwithstanding anything contained herein to the contrary, the term “Secured Obligations” shall not include any Excluded Swap Obligations.
(b)    The Guaranty is hereby amended by:

(1)    Inserting at the end of Section 2(a) thereof the following sentence:
Notwithstanding anything contained herein to the contrary, the term “Guaranteed Obligations” shall not include any Excluded Swap Obligations.
(2)    Adding at the end thereof the following new Section 22:
Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party that is not a Qualified ECP Guarantor to honor all of its obligations under this Guaranty and the other Credit Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 22 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 22, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 22 shall remain in full force and effect until the Termination Date. Each Qualified ECP Guarantor intends that this Section 22 constitute, and this Section 22 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party that is not a Qualified ECP Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
(c)    Effective as of the date the Amendment No. 2 was made effective, Amendment No. 2 is hereby amended by replacing clause (iv) in recital B found therein in its entirety with the following recital:
(iv) a Foreign Subsidiary formed under the laws of Luxemburg (“Foreign Finance Sub”) will act as intercompany creditor to certain Foreign Subsidiaries for cash management purposes and the Borrower will indirectly contribute its interest in that certain Amended and Restated Intercompany Note dated as of October 4, 2011 made by certain Foreign Subsidiaries in favor of the Borrower solely with respect to the obligations of FET Global Holdings Limited and not with respect to any other maker thereunder (such contributed obligations of FET Global Holdings Limited, the “Intercompany Note”) to the Foreign Finance Sub (the “Note Contribution”).
(d)    Effective as of the date the Amendment No. 2 was made effective, the parties hereto hereby acknowledge and agree that (i) the term “Intercompany Note” as used in Amendment No. 2 and in the Credit Agreement shall mean only such obligations of FET Global Holdings Limited under the Amended and Restated Intercompany Note dated as of October 4, 2011 referred to in Amendment No. 2 (the “Subject Note”) and not any other obligations of any other maker thereunder, (ii) the release of Liens provided under Amendment No. 2 relate solely to the obligations of FET Global Holdings Limited under the Subject Note and not with respect to any other maker thereunder, and (iii) such release under the Security Documents is effective as of the effective date of the Note Contribution. To the extent any Lien created by the Security Documents in the Subject Note as to obligations thereunder of any maker other than FET Global Holdings Limited is determined to have been released notwithstanding the foregoing agreements, each Credit Party hereby pledges, hypothecates, assigns, mortgages, delivers and transfers to the Administrative Agent, for the ratable benefit of each Secured Party, and hereby grants to the Administrative Agent, for the ratable benefit of each Secured Party, a continuing security interest in all of such Credit Party’s right, title and interest in, to and under, the Subject Note as to obligations thereunder of any maker other than FET Global Holdings Limited, whether now owned or hereafter acquired by such Credit Party, and whether now owned or hereafter existing or arising, with such collateral and security interest being, in all respects, subject to the terms of the Security Agreement.
(e)    Subject to the terms and conditions set forth herein, the Lenders hereby waive any non-compliance by the Credit Parties with the terms of any Credit Document that may have occurred solely and as a result of (i) the partial (rather than full) contribution of the Subject Note as contemplated by Amendment No. 2 and the other Credit Documents and (ii) the return of the Subject Note from the Administrative Agent to the Borrower (the “Subject Waivers”). The undersigned Lenders hereby confirm and agree that the contribution by the Borrower to Forum Luxembourg Limited of the portion of the indebtedness owed by FET Global Holdings Limited to the Borrower under the Subject Note constitutes the “Note Contribution” as defined in Amendment No. 2 and is permitted under Section 6.3(j) of the Credit Agreement, and that no Default or Event of Default exists with respect to the Subject Waivers. Notwithstanding the foregoing, the execution of this Agreement shall not be deemed to be, except as set forth above, a waiver of, or consent by the Administrative Agent or any Lender to, any non-compliance with the terms of the Credit Agreement or any other Credit Document. The description herein of the Subject Waivers is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any Defaults or Events of Default arising as a result of matters not specifically addressed herein. The failure of the Lenders to give notice to any Credit Party of any such Defaults or Events of Default is not intended to be nor shall be a waiver thereof. For the avoidance of doubt, each Credit Party also agrees and acknowledges that the waiver provided above shall not operate as a waiver of or otherwise prejudice any rights or remedies available under contract or under applicable law, other than as expressly provided for in this paragraph (e).
Section 4.    Representations and Warranties. Each Credit Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date, except that any such representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such specified date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within such Credit Party’s corporate, partnership or limited liability company power and authority, as applicable, and have been duly authorized by appropriate governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Documents are valid and subsisting and secure the Secured Obligations.
Section 5.    Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the receipt by the Administrative Agent of (a) this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders, and (b) a copy of the Second Amended and Restated Intercompany Note made as of May 14, 2013, effective as of August 1, 2012, executed by the makers thereof in favor of the Borrower (the “New Note”), which amends and restates the Subject Note, and a copy of a duly executed note allonge thereto endorsing such note to the Administrative Agent as a collateral pledge thereof under the Security Agreement (the “Allonge”).
Section 6.    Acknowledgments and Agreements.
(a)    The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.
(b)    The Borrower, the Administrative Agent, the Issuing Lenders party hereto and the Lenders party hereto do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.
(c)    From and after the Effective Date, all references to the Credit Agreement, the Guaranty, the Security Agreement or Amendment No. 2 in the Credit Documents shall mean the Credit Agreement, the Guaranty, the Security Agreement or Amendment No. 2, as the case may be, as amended by this Agreement.
(d)    This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.
(e)    On or prior to May 31, 2013, the Borrower agrees to deliver to the Administrative Agent the originals of the New Note and Allonge.
Section 7.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty, as amended hereby, are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty, as amended hereby), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.
Section 8.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or by other electronic submission and all such signatures shall be effective as originals.
Section 9.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 10.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 11.    Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).
Section 12.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE GUARANTY, THE SECURITY AGREEMENT, IN EACH CASE AS AMENDED BY THIS AGREEMENT, THE NOTES AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.
BORROWER:
FORUM ENERGY TECHNOLOGIES, INC.
By:    /s/ James W. Harris
Name:    James W. Harris
Title:        Senior Vice President

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement
and Omnibus Amendment to Credit Documents
(Forum Energy Technologies, Inc.)

GUARANTORS:
FET HOLDINGS, LLC
FORUM ENERGY SERVICES, INC.
SYNTECH TECHNOLOGY,
INCORPORATED
WIRELINE SOLUTIONS, L.L.C.

By:    /s/ James W. Harris
Name:    James W. Harris
Title:    President

FORUM US, INC.
FORUM INTERNATIONAL HOLDINGS INC.
SUBSEA SERVICES INTERNATIONAL, INC.
TGH (US) INC.

By:    /s/ James W. Harris
Name:    James W. Harris
Title:    Vice President

GLOBAL FLOW TECHNOLOGIES, INC.
Z EXPLORATIONS, INC.
Z RESOURCES, INC.
ZY-TECH GLOBAL INDUSTRIES, INC.

By:     /s/ Douglas Smith
Name:    Douglas Smith
Title:    President

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement
and Omnibus Amendment to Credit Documents
(Forum Energy Technologies, Inc.)

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
as Administrative Agent, Swing Line Lender, Issuing Lender, and a Lender

By:    /s/ Robert Corder
Name:    Robert Corder
Title:        Director

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement
and Omnibus Amendment to Credit Documents
(Forum Energy Technologies, Inc.)

JPMORGAN CHASE BANK, N.A.
as an Issuing Lender and a Lender
By:    /s/ Thomas Okamoto
Name:    Thomas Okamoto
Title:    Authorized Officer

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement
and Omnibus Amendment to Credit Documents
(Forum Energy Technologies, Inc.)

CITIBANK, N.A.
as a Lender
By:    /s/ John Miller
Name:    John Miller
Title:    Vice President

Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement
and Omnibus Amendment to Credit Documents
(Forum Energy Technologies, Inc.)

BANK OF AMERICA, N.A.
as a Lender
By:    /s/ David A. Batson
Name:    David A. Batson
Title:    Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS
as a Lender
By:    /s/ Marcus M. Tarkington
Name:    Marcus M. Tarkington
Title:    Director

For any Lender requiring a second signature block:

By:    /s/ Erin Morrissey
Name:    Erin Morrissey
Title:    Director

AMEGY BANK NATIONAL ASSOCIATION
as a Lender
By:    /s/ Brad Ellis
Name:    Brad Ellis
Title:    Senior Vice President

HSBC BANK USA, N.A.
as a Lender
By:    /s/ Bruce Robinson
Name:    Bruce Robinson
Title:    Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as a Lender
By:    /s/ Mikhail Faybusovich
Name:    Mikhail Faybusovich
Title:    Authorized Signatory

For any Lender requiring a second signature block:

By:    /s/ Tyler R. Smith
Name:    Tyler R. Smith
Title:    Authorized Signatory

COMERICA BANK
as a Lender
By:    /s/ Bradley Kuhn
Name:    Bradley Kuhn
Title:    Officer

Schedule 6.3
Permitted Investments

1.
Shareholder Agreement between Zy-Tech Global Industries, Inc., Zy-Tech Valvestock Africa (Pty) Ltd., Ken West, Gary Cooper and Yonke Engineering Investments (Proprietary) Limited. In the event of death or termination of employment, then such person or company is deemed to have offered to sell the relevant interests in Zy-Tech Valvestock Africa (Pty) Ltd. to Zy-Tech Global Industries, Inc. at the net book value of the shares on the date the relevant event occurred.

2.	At the time of acquisition of May 1, 2005, Zy-Tech advanced Zy-Tech Valvestock Africa (Pty) Ltd., $600,000 on loan account as part of the financing to acquire majority interest in the Company.

3.	Investment by Forum International Holdings, Inc. in Forum Oilfield Asia Pacific Pte. Ltd. in the amount of USD$8,500,225.

4.	Investment by Forum International Holdings, Inc. in Forum Canada ULC in the amount of USD$24,546,400.

5.	Investment by Forum International Holdings, Inc. in Forum Middle East Limited in the amount of USD$5,700,000.

6.	Investment by Forum International Holdings, Inc. in Forum Oilfield Europe Limited in the amount of USD$17,308,507.

7.	Investment by Zy-Tech Global Industries, Inc. in Pro-Tech Valve Sales, Inc. in the amount of USD$5,764,333.60.

8.	Investment by Subsea Services International, Inc. in PT Subsea Services Indonesia in the amount of USD$100,000.

9.	Investment by Triton Group Holdings LLC in TGH (UK) Limited in the amount of USD$57,061,000.

10.	Investment by TGH (UK) Limited in Perry Slingsby Systems Limited in the amount of GBP 17,825,820.

11.	Investment by TGH (UK) Limited in Sub-Atlantic Limited in the amount of GBP 14,804,727.

12.	Investment by TGH (UK) Limited in UK Project Support Limited in the amount of GBP 6,628,128.

13.	Investment by TGH (UK) Limited in TGH AP Pte. Limited in the amount of GBP Nil.

15.	Investment by TGH (UK) Limited in DPS Offshore Limited in the amount of GBP 42,054,145.

16.	Investment by TGH (UK) Limited in Visualsoft Limited in the amount of GBP 7,202,955.
17. Investment by Forum Energy Technologies (UK) Limited in P-Quip Limited in the amount of $33,493,450.

18. Investment by Forum Energy Technologies, Inc. in AMC Global Group Limited in the amount of $54,782,150.
19. Investment by Forum Energy Technologies (US) Limited in Specialist ROV Tooling Services Limited in the amount of $8,953,870.